Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
JOBY AVIATION, INC.
2023 PERFORMANCE AWARD PROGRAM

(effective January 1, 2023)

This Performance Award Program (this “Program”) has been adopted by the Compensation Committee of the Board of Directors (the “Board”) of Joby Aviation, Inc. (together with its subsidiaries, the “Company”) under the Company’s 2021 Incentive Award Plan (the “Plan”) effective as of January 1, 2023 (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meaning ascribed in the Plan.

Purpose and Participants

The purpose of the Program is to provide an incentive to the Company’s employees to achieve certain business and operational goals for calendar year 2023, as set forth on Exhibit A attached hereto.

“Participants” in the Program include all permanent employees of the Company’s subsidiaries listed on Exhibit B (the “Participating Subsidiaries”), whether full-time or part-time, including employees hired by the Participating Subsidiaries following the Effective Date of this Program. Any employee hired after the Effective Date must be employed by a Participating Subsidiary as a permanent full-time or part-time employee for at least 30 days prior to achievement of a given goal to be eligible to receive an Award for that goal.1 Any Participant who terminates employment with a Participating Subsidiary or transitions to a role other than permanent full-time or part-time employee shall be ineligible to participate in the Program. If a Participant transitions from a permanent full-time or part-time employee role to a consulting role, any Awards previously granted under the Program will continue to vest provided that the individual is continuously providing services to the Company or a Participating Subsidiary through the applicable vesting date.

Other employees or consultants may be granted Awards under the Program on the same terms as Participants in the sole discretion of the Administrator, in which case any reference to a “Participant” herein shall also be deemed to refer to such individuals.

Interns, contractors, seasonal workers and other temporary employees are not eligible Participants.

Certain Definitions

As used in this Program, the following terms have the following meanings:
●“Achievement Date” for a Goal means the date the Goal was achieved, as determined by the Administrator.
●“Administrator” means the Compensation Committee of the Board, unless otherwise designated by the Board.
●“Award” means an award of Restricted Stock Units (“RSUs”) that is granted under this Program.
1     For example, if a Goal is achieved April 15, 2023, team members who started after the Effective Date must have started their employment with Joby on or before March 16, 2023, to be eligible for an Award for that Goal.

●“Determination Date” means the date that the Administrator determines that a Goal has been achieved resulting in an Earned Amount for Participants.
●“Discretionary Leave of Absence” means a leave of absence other than a leave mandated by applicable law or specifically provided for under the Company’s Employee Leave Policy, as in effect at the time of the leave.
●“Earned Amount” has the meaning set forth on Exhibit A attached hereto.
●“Goal” has the meaning set forth on Exhibit A attached hereto.
●“Grant Date” means the date that an Award is granted under this Program.
●“Performance Period” means calendar year 2023.
●“Proration Multiplier” means:
ofor any Participant who commenced employment with a Participating Subsidiary after January 1, 2023: the ratio of (i) the number of calendar months the Participant will have been employed by the Participating Subsidiary as of December 31, 2023 (assuming the Participant continues to be employed through December 31, 2023), over (ii) 12.2 ofor any Participant who was employed by a Participating Subsidiary on January 1, 2023: 1.0.
oimpact of leaves of absence: Participants who are on a Discretionary Leave of Absence for a portion of the year will have their performance multiplier reduced by 1/12 for every 30 days (whether or not consecutive) that they have been on Discretionary Leave of Absence prior to achievement of a Goal. Discretionary Leaves of Absence totaling 30 days or less will have no impact on the Proration Multiplier.
●“Target Amount” for a Participant means the target amount established by the Administrator for such Participant or, if no target amount has been established by the Administrator for such Participant, 30% of the Participant’s annualized base salary or base wages (excluding overtime pay, double-time pay, and/or bonus pay) effective as of each particular Achievement Date. For part-time employees, a Participant’s annualized salary shall be calculated based upon the expected number of hours worked per week as reflected in the Participant’s offer letter, compensation change letter, employment status change letter or other employment agreement. If the expected number of hours is expressed as a range (i.e. 20-25 hours), the annualized salary shall be calculated based upon the upper end of the stated range.
Awards

On each Determination Date, the Administrator shall determine the Goal(s) that have been achieved and approve the Goal(s) and the Achievement Date(s). Subject to Administrator approval, each Participant in the Program as of the Determination Date shall be granted an Award under the Plan with respect to the Goal(s) achieved, with the number of RSUs subject to the Award calculated by dividing:

(i) the product of the Participant’s Earned Amount for the Goal(s) multiplied by the Proration Multiplier, by

(ii) the volume weighted average trading price of the Common Stock over the 20 consecutive trading days ending with the applicable Achievement Date (or the
2     For example, if an employee is hired on March 15, 2023, the Proration Multiplier will be 10/12.

immediately preceding trading day if the Achievement Date falls on a day when the markets are closed).

Each Award that is granted hereunder will vest in equal installments on each of January 16, 2024, February 12, 2024, March 11, 2024 and April 16, 2024 (each a “Vesting Date”), subject in each case to the Participant’s continued employment with the Participating Subsidiary through each such vesting date. If a Participant is on a Discretionary Leave of Absence as of an applicable Vesting Date, the Award will vest following the Participant’s return to active service, consistent with the Company’s discretionary leave of absence policy. Consistent with the terms of the Plan, vested Awards will generally be deposited in a Participant’s account within 30 days after the vesting date.

Miscellaneous

The other provisions of the Plan shall apply to the RSUs granted under this Program, except to the extent such other provisions are inconsistent with this Program. All applicable terms of the Plan apply to this Program as if fully set forth herein, and all grants of RSUs hereby are subject in all respects to the terms of the Plan. The grant of RSUs under this Program shall be made solely by and subject to the terms set forth in an Award Agreement in a form approved by the Board and duly executed by an executive officer of the Company.

* * * * *

EXHIBIT A

2023 Performance Goals

The table below sets forth the performance goals under this Program (each, a “Goal”) for the Performance Period, and the corresponding potential amounts (expressed as a percentage of a Participant’s annualized base salary or wages on the Achievement Date) that may be earned for each Goal. If the Administrator determines that a particular Goal has not been achieved during the Performance Period, then no amount shall be paid under this Program in respect of that Goal. The Administrator has sole discretion to amend, modify, remove or replace any Goal prior to its achievement.

If the Administrator determines that a particular Goal has been achieved during the Performance Period, then for each Participant the “Earned Amount” for that Goal shall be determined by multiplying the Participant’s annualized base salary or wages on the Achievement Date by the corresponding percentages set forth in the table below.

Solely as an example: Assume a Participant has an annualized base salary of $100,000 and the Administrator determines that Goal 1(a) was achieved on [*****]. The Participant’s Earned Amount for the achievement of this Goal would be $4,000 (i.e., $100,000 multiplied by 4%).

For each Participant, the maximum possible aggregate Earned Amount is 133.33% of the Participant’s Target Amount. For any Participant for whom the Administrator has established a Target Amount that is other than 30% of such Participant’s base salary or wages, the amounts below shall be proportionately adjusted so that each Goal shall represent the same proportion of such Participant’s Target Amount as reflected in the table below.3

#	Goal Description	Achievement Percentage (Target)	Achievement Percentage (Stretch)[4]
Goal 1: Development & Certification
1(a)	Inhabited flight	3%	1%[5]
1(b) – [*****]
1(b)(i)	[*****]	3%	--
1(b)(ii)	[*****]	3%[6]	--
1(b)(iii)	[*****]	1%	2.5%[7]
1(b)(iv)	[*****]	0.5%	--
1(b)(v)	[*****]	1%	–
1(b)(vi)	[*****]	1%	–
1(b)(vii)	[*****]	1%	0.5%[8]
3 For example, if a Participant’s Target Amount represents 60% of such Participant’s base salary or wages, the target percentage for Goal 1(b)(i) would be 6%.
4 Stretch percentages are in addition to target percentages.
5 Additional 1% to be earned if achieved by [*****]
6 [*****]
7 [*****]
8 Additional 0.5% to be earned for [*****]
[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

#	Goal Description	Achievement Percentage (Target)	Achievement Percentage (Stretch)[9]
1(c)	5 new area specific certification plans [*****] submitted to the FAA by [*****]	1%[10]	--
1(d) – Testing
1(d)(i)	[*****]	2%[11]	--
1(d)(ii)	[*****]	1%	--
1(d)(iii)	[*****]	–	2.0%
1(d)(iv)	[*****]	--	0.5%
1(e) – Deliver Key [*****] Objectives
1(e)(i)	[*****]	0.5%	--
1(e)(ii)	[*****]	1%[12]	--

Goal 2: Manufacturing

2(a)(i)	[*****]	4%[13]	--
2(a)(ii)	[*****]	–	1%
2(b)	[*****]	--	1%
2(c)	[*****]	2%[14]

Goal 3: Commercialization/Operations

3(a) – Government Contract Operational Deliverables for [*****]
3(a)(i)	[*****]	1%[15]	--
3(a)(ii)	[*****]	2%[16]	--
3(a)(iii)	[*****]	0.5%	--
3(b) – Foundation for the commercial aerial ride sharing service
3(b)(i)	[*****]	0.5%	0.5%[17]
3(b)(ii)	[*****]	0.5%	--
3(b)(iii)	[*****]	--	0.5%
3(c) – Infrastructure Planning
3(c)(i)	[*****]	0.5%
3(c)(ii)	[*****]	--	0.5%

9 Stretch percentages are in addition to target percentages.
10 Amount to be pro-rated if a lesser number of area specific certification plans (ASCPs) are submitted. For example, if 2 ASCPs are submitted to the FAA by [*****], 0.40% will be earned. The Achievement Date for this Goal will be the earlier of (i) the date on which the fifth new ASCP is submitted or, (ii) if the achievement is pro-rated, [*****].
11 [*****]
12 [*****].
13 [*****]
14 [*****]
15 [*****]
16 0.5% to be earned upon achievement of [*****]. The additional 1.5% will be awarded upon achievement of [*****] and will be pro-rated if [*****]. The Achievement Date for the 1.5% portion of this Goal will be the earlier of (i) the date on which [*****], or (ii) if the achievement is pro-rated, December 31, 2023.
17 Additional Stretch Goal to be earned if [*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT B

Participating Subsidiaries

Joby Aero, Inc.
Joby Germany GmbH
Joby Austria GmbH
Joby U.K. Limited
[*****]
Joby Elevate, Inc.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.